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                                                                EXHIBIT (j)(ii)
                                                                ---------------

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Other Service Providers" and "Financial Highlights" in the Prospectuses and "Independent Auditors" in the Statement of Additional Information, both included in Post-Effective Amendment Number 9 to the Registration Statement (Form N-1A, No. 333-32483) of Eureka Funds and to the use of our report dated November 10, 2000, incorporated by reference therein.



                                           /s/ERNST & YOUNG LLP


Columbus, Ohio
January 29, 2001